Exhibit 99.1

HCC INSURANCE HOLDINGS REPORTS STRONG EARNINGS GROWTH FOR THE SECOND QUARTER OF 2012

Second Quarter 2012 Highlights:

•                  Annualized operating return on equity(a) of 11.3%

•                  Net earnings of $93.5 million, or $0.92 per diluted share

•                  Net earned premium increased 8% to $565.3 million

•                  GAAP combined ratio of 84.9%

•                  1.9 million shares of common stock repurchased for $59.5 million at an average cost of $31.17 per share

HOUSTON (July 31, 2012) . . .

HCC Insurance Holdings, Inc. (NYSE: HCC) today released results for its second quarter ended June 30, 2012.

Net earnings were $93.5 million for the second quarter of 2012, compared to $69.5 million for the second quarter of 2011.  Net earnings per diluted share were $0.92 for the second quarter of 2012, versus $0.61 for the same quarter of 2011.  Net earnings were $176.1 million for the first six months of 2012, or $1.71 per diluted share, compared to $116.5 million, or $1.02 per diluted share, for the same period of 2011.

The 2012 results include pretax net catastrophe losses of $4.7 million and $12.3 million for the second quarter and first six months of 2012, respectively, which reduced net earnings by $0.03 and $0.08 per share in the respective periods.  The 2011 results include pretax net catastrophe losses of $21.9 million and $73.3 million for the second quarter and first six months of 2011, respectively, from catastrophes in Japan, New Zealand, Australia and the United States, which reduced net earnings by $0.13 and $0.42 per share in the respective periods.  Catastrophe losses added 0.9 and 1.1 percentage points to the Company’s net loss ratio for the second quarter and first six months of 2012, respectively.

The Company’s combined ratio was 84.9% for the second quarter of 2012, compared to 89.2% for the second quarter of 2011.  The combined ratio was 85.0% for the first six months of 2012, versus 91.9% for the same period of 2011.  HCC’s paid loss ratio was 54.9% for the first half of 2012, compared to 61.5% for the same period of 2011.

Book value per share increased 3.0% for the second quarter of 2012 to $33.19 at June 30, 2012.  HCC’s annualized return on equity and annualized operating return on equity(a) were both 11.3% for the second quarter of 2012.

“We are obviously pleased with the quarter and the first six months of 2012.  The pricing environment remains positive, margins attractive and Mother Nature, at least for the moment, calm,” HCC Chief Executive Officer John N. Molbeck, Jr. said.

The Company repurchased 1.9 million shares of its common stock during the second quarter of 2012 for $59.5 million at an average cost of $31.17 per share.

HCC had no loss development in the second quarter of 2012, compared to net adverse loss development of $13.3 million for the same quarter of 2011, and no loss development in the first six months of 2012, versus net adverse loss development of $22.3 million in the same period of 2011.

Gross written premium increased 7% to $791.6 million for the second quarter of 2012, compared to $742.1 million for the same quarter of 2011.  Net written premium increased 5% to $642.1 million for the second quarter of 2012, versus $609.9 million for the same quarter of 2011.  Net earned premium increased 8% to $565.3 million for the second quarter of 2012, compared to $524.3 million for the same quarter of 2011.

Gross written premium increased 6% to $1.5 billion for the first six months of 2012, compared to $1.4 billion for the same period of 2011.  Net written premium increased 5% to $1.2 billion for the first half of 2012, versus $1.1 billion for the same period of 2011.  Net earned premium increased 8% to $1.1 billion for the first six months of 2012, compared to $1.0 billion for the same period of 2011.

Investment income increased to $53.3 million in the second quarter of 2012, compared to $52.4 million in the same period of 2011.  Investment income increased to $110.3 million in the first six months of 2012, compared to $104.0 million in the same period of 2011.  The Company’s fixed maturity securities portfolio increased 9% to $6.1 billion at June 30, 2012, from $5.6 billion at June 30, 2011.  The Company’s total investments increased 10% to $6.4 billion at June 30, 2012, from $5.8 billion at June 30, 2011.

As of June 30, 2012, HCC’s fixed maturity securities portfolio had an average rating of AA, with a duration of 4.5 years and an average long-term tax equivalent yield of 4.8%.

In the first half of 2012, the Company generated cash flow from operating activities of $244.6 million, compared to $121.8 million in the same period of 2011.  The Company’s liquidity position remains strong with $280.3 million of cash and short-term investments and $298.1 million of available capacity under its $600.0 million revolving loan facility at June 30, 2012.

As of June 30, 2012, total assets were $10.0 billion, shareholders’ equity was $3.3 billion and the Company’s debt to total capital ratio was 15.0%.

For further information about HCC’s 2012 second quarter results, see the supplemental financial schedules that are accessible on HCC’s website at http://www.hcc.com, as well as directly in the Investor Relations section of HCC’s website at http://ir.hcc.com.

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HCC will hold an open conference call beginning at 8:00 a.m. Central Daylight Time on Wednesday, August 1.  To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-0161.  There will also be a live webcast available on a listen-only basis that can be accessed through the HCC website at http://www.hcc.com.  The webcast replay will be archived in the Investor Relations section of the HCC website through Friday, November 2, 2012.

Headquartered in Houston, Texas, HCC Insurance Holdings, Inc. is a leading international specialty insurance group with offices in the United States, the United Kingdom, Spain and Ireland.  HCC’s major domestic and international insurance companies have financial strength ratings of “AA (Very Strong)” from Standard & Poor’s Corporation, “A+ (Superior)” from A.M. Best Company, “AA (Very Strong)” from Fitch Ratings, and “A1 (Good Security)” from Moody’s Investors Service, Inc.

For more information about HCC, please visit http://www.hcc.com.

a) Non-GAAP Financial Measure

Annualized operating return on equity is a non-GAAP financial measure as defined by Regulation G and is calculated as operating earnings (or net earnings excluding after-tax net realized investment gain (loss), other-than-temporary impairment credit losses and foreign currency benefit (expense)) divided by average shareholders’ equity excluding accumulated other comprehensive income.  To annualize a quarterly rate, the result is multiplied by four.  See the supplemental financial schedules for a reconciliation of this non-GAAP financial measure to corresponding GAAP amounts.  Management believes annualized operating return on equity is a useful measure for understanding the Company’s profitability relative to shareholders’ equity before consideration of investment-related gains (losses) and foreign currency benefit (expense) that the Company does not consider in evaluating its operating results internally.

Contact:	Doug Busker, Director of Investor Relations
HCC Insurance Holdings, Inc.
Telephone: (713) 996-1192

Forward-looking statements contained in this press release are made under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties.  The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.

*     *     *     *     *

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HCC Insurance Holdings, Inc. and Subsidiaries

Financial Highlights

(Unaudited, in thousands except per share data)

	Six months ended		Three months ended
	June 30,		June 30,
	2012	2011	2012	2011

Gross written premium	$1,474,242	$1,391,290	$791,553	$742,082

Net written premium	1,200,492	1,148,757	642,088	609,873

Net earned premium	1,112,472	1,032,731	565,331	524,251

Net investment income	110,300	104,017	53,290	52,422

Total revenue	1,241,811	1,148,560	632,288	584,852

Net earnings	176,077	116,468	93,493	69,478

Earnings per share (diluted)	$1.71	$1.02	$0.92	$0.61

Weighted-average shares outstanding (millions)	101.0	112.9	99.9	111.8

Net loss ratio	59.8%	66.0%	59.6%	63.8%

Combined ratio	85.0%	91.9%	84.9%	89.2%

Paid loss ratio	54.9%	61.5%	47.0%	64.5%

	June 30,	December 31,
	2012	2011

Total investments	$6,446,333	$6,049,750

Total assets	10,009,141	9,597,278

Shareholders’ equity	3,343,257	3,273,982

Debt to total capital ratio	15.0%	12.8%

Book value per share	$33.19	$31.45

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Balance Sheets

(Unaudited, in thousands)

	June 30,	December 31,
	2012	2011
ASSETS

Investments:
Fixed income securities - available for sale, at fair value	$6,097,866	$5,718,834
Fixed income securities - held to maturity, at amortized cost	—	161,102
Equity securities	93,660	—
Short-term investments	217,087	133,917
Other investments	37,720	35,897
Total investments	6,446,333	6,049,750
Cash	63,184	104,550
Restricted cash	202,642	229,821
Premium, claims and other receivables	679,569	688,732
Reinsurance recoverables	1,056,999	1,056,068
Ceded unearned premium	255,078	222,300
Ceded life and annuity benefits	59,803	61,061
Deferred policy acquisition costs	204,387	189,633
Goodwill	873,627	872,814
Other assets	167,519	122,549

Total assets	$10,009,141	$9,597,278

LIABILITIES

Loss and loss adjustment expense payable	$3,755,699	$3,658,317
Life and annuity policy benefits	59,803	61,061
Reinsurance, premium and claims payable	359,260	366,499
Unearned premium	1,147,121	1,031,034
Deferred ceding commissions	71,767	62,364
Notes payable	590,867	478,790
Accounts payable and accrued liabilities	681,367	665,231

Total liabilities	6,665,884	6,323,296

SHAREHOLDERS’ EQUITY

Common stock	123,449	122,720
Additional paid-in capital	1,019,570	1,001,308
Retained earnings	2,574,411	2,429,818
Accumulated other comprehensive income	259,776	227,659
Treasury stock	(633,949)	(507,523)

Total shareholders’ equity	3,343,257	3,273,982

Total liabilities and shareholders’ equity	$10,009,141	$9,597,278

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Statements of Earnings

(Unaudited, in thousands except per share data)

	Six months ended		Three months ended
	June 30,		June 30,
	2012	2011	2012	2011

REVENUE

Net earned premium	$1,112,472	$1,032,731	$565,331	$524,251
Net investment income	110,300	104,017	53,290	52,422
Other operating income	12,389	14,796	7,188	7,475
Net realized investment gain	7,047	495	6,876	1,054
Other-than-temporary impairment credit losses	(397)	(3,479)	(397)	(350)

Total revenue	1,241,811	1,148,560	632,288	584,852

EXPENSE

Loss and loss adjustment expense, net	665,753	681,868	336,825	334,282
Policy acquisition costs, net	143,934	135,684	74,490	65,841
Other operating expense	167,706	160,237	80,424	82,390
Interest expense	13,139	10,987	6,230	5,434

Total expense	990,532	988,776	497,969	487,947

Earnings before income tax expense	251,279	159,784	134,319	96,905
Income tax expense	75,202	43,316	40,826	27,427

Net earnings	$176,077	$116,468	$93,493	$69,478

Basic earnings per share data:
Net earnings per share	$1.71	$1.02	$0.92	$0.61

Weighted-average shares outstanding (millions)	100.8	112.6	99.6	111.4

Diluted earnings per share data:
Net earnings per share	$1.71	$1.02	$0.92	$0.61

Weighted-average shares outstanding (millions)	101.0	112.9	99.9	111.8

Cash dividends declared, per share	$0.310	$0.290	$0.155	$0.145

HCC Insurance Holdings, Inc. and Subsidiaries

Gross Written Premium

(Unaudited, in thousands)

	Six months ended June 30,			Three months ended June 30,
	2012	2011	Change	2012	2011	Change

U.S. Property & Casualty
Aviation	$82,870	$79,056	5%	$45,780	$37,608	22%
E&O	31,493	36,998	(15)	14,602	17,305	(16)
Public Risk	43,245	34,298	26	23,461	16,845	39
Other	161,005	115,159	40	81,623	64,203	27
	318,613	265,511	20	165,466	135,961	22

Professional Liability
U.S. D&O	186,184	200,661	(7)	111,188	123,470	(10)
International D&O	59,566	61,611	(3)	33,317	37,682	(12)
	245,750	262,272	(6)	144,505	161,152	(10)

Accident & Health
Medical Stop-loss	387,974	351,154	10	194,741	176,197	11
Other	46,290	46,669	(1)	23,400	25,326	(8)
	434,264	397,823	9	218,141	201,523	8

U.S. Surety & Credit
Surety	80,762	86,962	(7)	40,836	45,257	(10)
Credit	29,940	26,991	11	15,373	14,925	3
	110,702	113,953	(3)	56,209	60,182	(7)

International
Energy	110,714	96,381	15	90,119	80,078	13
Property Treaty	113,855	104,115	9	44,517	32,296	38
Liability	40,242	48,071	(16)	20,982	23,953	(12)
Surety & Credit	43,451	47,189	(8)	22,493	20,516	10
Other	56,649	55,825	1	29,124	26,390	10
	364,911	351,581	4	207,235	183,233	13

Exited Lines	2	150	nm	(3)	31	nm

Totals	$1,474,242	$1,391,290	6%	$791,553	$742,082	7%

nm - Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries

Net Written Premium

(Unaudited, in thousands)

	Six months ended June 30,			Three months ended June 30,
	2012	2011	Change	2012	2011	Change

U.S. Property & Casualty
Aviation	$63,405	$59,085	7%	$35,898	$31,691	13%
E&O	30,235	36,586	(17)	13,730	17,020	(19)
Public Risk	35,567	26,396	35	19,973	13,144	52
Other	68,687	58,369	18	35,965	31,859	13
	197,894	180,436	10	105,566	93,714	13

Professional Liability
U.S. D&O	136,826	153,692	(11)	81,121	94,081	(14)
International D&O	34,311	36,956	(7)	19,103	22,776	(16)
	171,137	190,648	(10)	100,224	116,857	(14)

Accident & Health
Medical Stop-loss	387,673	351,056	10	194,586	176,147	10
Other	46,067	46,444	(1)	23,270	25,248	(8)
	433,740	397,500	9	217,856	201,395	8

U.S. Surety & Credit
Surety	73,385	82,743	(11)	37,251	42,985	(13)
Credit	22,711	22,358	2	14,141	12,409	14
	96,096	105,101	(9)	51,392	55,394	(7)

International
Energy	81,013	62,897	29	68,189	57,845	18
Property Treaty	99,819	86,126	16	37,517	24,966	50
Liability	37,316	44,433	(16)	19,424	22,073	(12)
Surety & Credit	39,813	43,466	(8)	20,786	18,708	11
Other	43,662	38,000	15	21,137	18,890	12
	301,623	274,922	10	167,053	142,482	17

Exited Lines	2	150	nm	(3)	31	nm

Totals	$1,200,492	$1,148,757	5%	$642,088	$609,873	5%

nm -  Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries

Net Earned Premium

(Unaudited, in thousands)

	Six months ended June 30,			Three months ended June 30,
	2012	2011	Change	2012	2011	Change

U.S. Property & Casualty
Aviation	$58,220	$54,600	7%	$29,397	$27,318	8%
E&O	31,979	38,357	(17)	15,602	18,800	(17)
Public Risk	31,792	23,179	37	16,574	11,927	39
Other	55,861	43,039	30	27,261	20,876	31
	177,852	159,175	12	88,834	78,921	13

Professional Liability
U.S. D&O	170,667	180,254	(5)	84,413	90,279	(6)
International D&O	30,238	22,920	32	15,054	12,145	24
	200,905	203,174	(1)	99,467	102,424	(3)

Accident & Health
Medical Stop-loss	387,673	351,056	10	194,586	176,147	10
Other	48,724	49,601	(2)	24,144	25,970	(7)
	436,397	400,657	9	218,730	202,117	8

U.S. Surety & Credit
Surety	79,608	80,809	(1)	39,688	40,148	(1)
Credit	21,236	20,594	3	13,427	9,891	36
	100,844	101,403	(1)	53,115	50,039	6

International
Energy	40,889	28,683	43	25,795	16,634	55
Property Treaty	49,007	37,965	29	26,918	21,961	23
Liability	39,131	39,898	(2)	19,649	19,966	(2)
Surety & Credit	34,945	36,057	(3)	17,184	18,683	(8)
Other	32,500	25,561	27	15,642	13,473	16
	196,472	168,164	17	105,188	90,717	16

Exited Lines	2	158	nm	(3)	33	nm

Totals	$1,112,472	$1,032,731	8%	$565,331	$524,251	8%

nm - Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries

Net Investment Income and Unrealized Gain

(Unaudited, in thousands)

	Six months ended		Three months ended
	June 30,		June 30,
	2012	2011	2012	2011

Sources of net investment income:

Fixed maturity securities
Taxable	$58,218	$54,219	$27,103	$27,124
Exempt from U.S. income taxes	52,872	49,826	26,260	24,915
Total fixed maturity securities	111,090	104,045	53,363	52,039
Equity securities	993	—	993	—
Short-term investments	102	321	40	165
Other	868	2,030	401	1,388
Total investment income	113,053	106,396	54,797	53,592
Investment expense	(2,753)	(2,379)	(1,507)	(1,170)

Net investment income	$110,300	$104,017	$53,290	$52,422

Unrealized gain on available for sale securities:

Increase in unrealized gain for period, before tax	$54,654	$58,356	$33,185	$77,121

Unrealized gain at:

June 30, 2012	$385,723

March 31, 2012	$352,538

December 31, 2011	$331,069

HCC Insurance Holdings, Inc. and Subsidiaries

Net Loss Ratios

(Unaudited, in thousands)

	Six months ended		Six months ended
	June 30, 2012		June 30, 2011
	Net earned	Loss	Net earned	Loss
	premium	ratio	premium	ratio
U.S. Property & Casualty
Aviation	$58,220	55.8%	$54,600	63.7%
E&O	31,979	60.8	38,357	57.3
Public Risk	31,792	77.8	23,179	66.9
Other	55,861	43.4	43,039	46.8
	177,852	56.7	159,175	58.1

Professional Liability
U.S. D&O	170,667	69.7	180,254	69.3
International D&O	30,238	51.0	22,920	57.2
	200,905	66.9	203,174	67.9

Accident & Health
Medical Stop-loss	387,673	75.5	351,056	74.0
Other	48,724	65.9	49,601	64.2
	436,397	74.4	400,657	72.8

U.S. Surety & Credit
Surety	79,608	24.8	80,809	25.3
Credit	21,236	33.0	20,594	44.9
	100,844	26.5	101,403	29.3

International
Energy	40,889	41.6	28,683	59.8
Property Treaty	49,007	17.7	37,965	103.4
Liability	39,131	49.5	39,898	51.2
Surety & Credit	34,945	58.2	36,057	41.2
Other	32,500	43.7	25,561	151.3
	196,472	40.5	168,164	77.5

Exited Lines	2	nm	158	nm

Totals	$1,112,472	59.8%	$1,032,731	66.0%

nm - Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries

Reconciliation of Non-GAAP Financial Measure to GAAP

(Unaudited, in thousands)

	Six months ended		Three months ended
	June 30,		June 30,
	2012	2011	2012	2011

Numerator:

GAAP net earnings	$176,077	$116,468	$93,493	$69,478

Exclude:
Net realized investment gain, net of tax*	4,581	322	4,470	685
OTTI credit losses, net of tax*	(258)	(2,261)	(258)	(227)
Foreign currency benefit, net of tax*	936	1,303	2,733	507
Total items excluded from operating earnings	5,259	(636)	6,945	965

Operating earnings	$170,818	$117,104	$86,548	$68,513

Denominator:

GAAP equity - beginning of period	$3,273,982	$3,278,400	$3,293,957	$3,290,128

Exclude - Accumulated other comprehensive income	227,659	97,186	244,295	95,477

Beginning equity, as adjusted	$3,046,323	$3,181,214	$3,049,662	$3,194,651

GAAP equity - end of period	$3,343,257	$3,251,662	$3,343,257	$3,251,662

Exclude - Accumulated other comprehensive income	259,776	145,887	259,776	145,887

Ending equity, as adjusted	$3,083,481	$3,105,775	$3,083,481	$3,105,775

Average equity, as adjusted	$3,064,902	$3,143,495	$3,066,572	$3,150,213

Annualized operating return on equity	11.1%	7.5%	11.3%	8.7%

* Tax adjustment calculated using 35% statutory tax rate.